Exhibit 99.1

Contacts:
Kevin Gregory	Mark Trinske
Senior Vice President, Chief Financial Officer	Vice President, Investor Relations
(734) 997-4925	(734) 997-4910
kevin.gregory@proquest.com	mark.trinske@proquest.com

PROQUEST COMPANY REPORTS 25 PERCENT REVENUE GROWTH

FOR THE SECOND QUARTER OF 2005

ANN ARBOR, Mich., July 28, 2005 – ProQuest Company (NYSE: PQE), a leading publisher of information and education solutions, reported strong increases in revenue from continuing operations for the thirteen and twenty-six week periods ended July 2, 2005. Revenue from continuing operations was $140.4 million for the second quarter and $261.5 million for the first half of 2005. Earnings from continuing operations were $12.3 million or $0.41 per fully diluted share for the second quarter. For the first half of 2005, earnings from continuing operations were $20.1 million or $0.67 per fully diluted share.

“In its first full quarter with ProQuest Company, Voyager Learning grew in every aspect. Voyager Learning added more than 250 new school districts and renewal rates were strong. We also increased our penetration in existing districts and introduced new products,” said Alan Aldworth, ProQuest Company’s chairman and chief executive officer.

“Overall at ProQuest Company, the products that drive our growth – K-12 classroom solutions, digital published products, digital news products and automotive information solutions – generated double-digit revenue growth. Based on the results in the first half of the year, we remain confident in our full-year guidance,” added Aldworth.

Second Quarter Financial Results

•	Revenue from continuing operations increased 25 percent to $140.4 million from $112.2 million in the prior year’s second quarter.

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ProQuest Company Reports Q2 2005 Earnings, Page 2 of 12

•	EBIT from continuing operations (earnings from continuing operations before interest and income taxes) increased 16 percent to $27.4 million from $23.7 million in the second quarter of 2004.

•	EBITDA from continuing operations (earnings from continuing operations before interest, income taxes, depreciation and amortization) increased 18 percent to $46.7 million from $39.7 million in the second quarter of 2004.

•	Earnings from continuing operations were $12.3 million or $0.41 per fully diluted share, a decrease of 5 percent. This compares to $12.9 million or $0.45 per fully diluted share in the second quarter of fiscal 2004.

•	Operating cash flow was $18.4 million compared to $19.2 million in the prior year’s second quarter.

•	Expenditures for property, plant, equipment, product masters, curriculum development costs and software were $23.5 million versus $18.3 million in the prior year’s second quarter.

•	Free cash flow (operating cash flow from continuing operations less expenditures for property, plant, equipment, product masters, curriculum development costs and software plus proceeds from asset dispositions) was a use of $5.1 million compared to $0.9 million generated in the second quarter of fiscal 2004.

“ProQuest Company’s second quarter growth was driven by $23 million in revenue from Voyager Learning and 17 percent growth in published products,” said Kevin Gregory, senior vice president and chief financial officer of ProQuest Company.

“Strong earnings performance at Information and Learning was partially offset by lower earnings at Business Solutions. We made investments during the quarter for deployment of new automotive parts and service products and performance management projects. We are also investing in the new Syncata solutions acquired in the first quarter and as a result, there has been a short-term adverse impact on Business Solutions’ profit margins. We expect revenue and earnings growth to benefit from these projects in the second half of the year and beyond,” added Gregory.

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ProQuest Company Reports Q2 2005 Earnings, Page 3 of 12

Consolidated First Half Financial Results

•	Revenue from continuing operations increased 17 percent to $261.5 million from $223.0 million in the first half of 2004.

•	EBIT from continuing operations (earnings from continuing operations before interest and income taxes) increased 4 percent to $46.2 million from $44.5 million in the first half of 2004.

•	EBITDA from continuing operations (earnings from continuing operations before interest, income taxes, depreciation and amortization) increased 10 percent to $83.9 million from $76.6 million in the first half of 2004.

•	Earnings from continuing operations were $20.1 million or $0.67 per fully diluted share, a decrease of 16 percent. This compares to $23.8 million or $0.82 per fully diluted share in the first half of fiscal 2004.

Excluding the dilutive impact of Voyager Learning (of $4.4 million or $0.16 per share) which includes the effect of the timing of the transaction and its associated additional costs for interest and amortization of intangibles, earnings from continuing operations were $24.5 million, or $0.83 per fully diluted share.

•	Operating cash flow was $18.3 million compared to operating cash flow of $18.6 million generated in the prior year’s first half.

•	Expenditures for property, plant, equipment, product masters, curriculum development costs and software were $47.7 million versus $39.0 million in the prior year’s first half.

•	Free cash flow (operating cash flow from continuing operations less expenditures for property, plant, equipment, product masters, curriculum development costs and software plus proceeds from asset dispositions) was a use of $29.4 million compared to a use of $20.4 million in the first half of fiscal 2004.

“During the first six months of this year, we accelerated capital spending to meet market demand for published products at Information and Learning. We expect capital expenditures for the second half of the year to be in the range of $10.0 to $12.0 million per quarter. Capital expenditures for the full year should be 11 to 12 percent of sales,” said Gregory.

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ProQuest Company Reports Q2 2005 Earnings, Page 4 of 12

Outlook for 2005

ProQuest reiterated its guidance for fiscal 2005.

•	Revenue of $590.0 million to $610.0 million, and

•	Earnings per fully diluted share of $2.20 to $2.40.

“As we’ve noted, ProQuest Company’s revenue and earnings are strongest in the second half of the year. We believe that second half revenue and earnings at Information and Learning will be driven by sales of our digital published products and continued growth at Voyager Learning,” added Gregory.

Basis of Presentation

The financial results in this press release are presented in accordance with generally accepted accounting principles (GAAP), except for references to earnings from continuing operations before interest and income taxes (EBIT), which excludes interest, income taxes and discontinued operations; earnings from continuing operations before interest, income taxes, depreciation and amortization (EBITDA), which excludes interest, income taxes, depreciation and amortization and discontinued operations; and free cash flow. Reconciliations of non-GAAP amounts to the company’s GAAP results are attached, and can also be found on the ProQuest Company website at www.proquestcompany.com.

EBIT and free cash flow are key metrics used by ProQuest Company to assess the performance of its business segments. The company defines free cash flow as operating cash flow from continuing operations less expenditures for property, plant, equipment, product masters, curriculum development costs and software, plus proceeds from fixed asset dispositions. Free cash flow provides a measure of the company’s cash flows after all operational expenditures. EBITDA provides useful information about how ProQuest Company’s management assesses the company’s ability to fund working capital items, capital expenditures, and service and comply with the terms of its debt agreements. The company’s ability to fund working capital items, fund capital expenditures and service debt in the future, however, may be affected by other operating or legal requirements.

As previously disclosed, ProQuest Company sold its powersports dealer management system business during the second quarter of 2004. As a result of the sale, and in accordance with GAAP, income statement amounts for 2004 have been adjusted to classify the results of this business as a discontinued operation.

Conference Call

To participate in a conference call and question and answer session regarding the second quarter with ProQuest’s senior management, call 888-688-0384 (International 706-679-7706), using the password ProQuest Company, at 5:00 p.m. (ET) on Thursday, July 28, 2005. For your convenience, the call will be taped and archived until August 10, 2005 and can be accessed by calling 706-645-9291, and entering ID#7005189. This conference call may also be accessed over the Internet at www.proquestcompany.com or www.streetevents.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call at the www.proquestcompany.com website.

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ProQuest Company Reports Q2 2005 Earnings, Page 5 of 12

About ProQuest Company

ProQuest Company (NYSE: PQE) is based in Ann Arbor, Mich., and is a leading publisher of information solutions for the education, automotive and power equipment markets. We provide products and services to our customers through two business segments: Information and Learning and Business Solutions. Through our Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. Its products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information. For the world’s automotive manufacturers and their dealer networks, ProQuest also secures business-to-business information and retail performance management services. ProQuest Company was recently named one of the nation’s 200 best small companies by Forbes magazine, and one of the 100 fastest growing technology companies in the United States by Business 2.0 magazine.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to: increased debt level due to the acquisition of Voyager Learning, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager Learning acquisition, the ability to successfully close and integrate other acquisitions, demand for ProQuest’s products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest’s business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the company’s ability to obtain OEM data access agreements, the company’s ability to obtain financing, global economic conditions, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “projects”, “intends”, “prospects”, “priorities”, or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. We undertake no obligation to update any of these forward-looking statements.

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ProQuest Company Reports Q2 2005 Earnings, Page 6 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions, Except Per Share Data)

	Second Quarter Ended
	July 2, 2005	% of Sales	July 3, 2004(1)	% of Sales
Net sales	$140.4	100%	$112.2	100%
Cost of sales	(70.3)	(50)%	(55.1)	(49)%

Gross profit	70.1	50%	57.1	51%

R&D expense	(3.7)	(3)%	(4.1)	(4)%
SG&A expense	(35.5)	(25)%	(26.3)	(23)%
Corporate expense	(3.5)	(2)%	(3.0)	(3)%

Earnings from operations before interest and income taxes	27.4	20%	23.7	21%

Net interest expense:
Interest income	0.4	0%	0.6	1%
Interest expense	(8.7)	(6)%	(4.5)	(4)%

Net interest expense	(8.3)	(6)%	(3.9)	(3)%

Earnings from continuing operations before income taxes	19.1	14%	19.8	18%
Income tax expense	(6.8)	(5)%	(6.9)	(7)%

Net earnings from continuing operations (1)	$12.3	9%	$12.9	11%

Shares (Basic)	29.738		28.487
Shares (Diluted)	30.245		28.782
EPS (Basic)	0.42		0.45
EPS (Diluted)	0.41		0.45

(1)	Amounts have been adjusted to exclude earnings from discontinued operations and a gain on sale of discontinued operations, as displayed below:

	Second Quarter Ended
	July 3, 2004
		Diluted EPS
Reported earnings	$28.4	$0.99

Earnings from discontinued operations, net	(0.2)	(0.01)
Gain on sale of discontinued operations, net	(15.3)	(0.53)

Net earnings from continuing operations	$12.9	$0.45

ProQuest Company Reports Q2 2005 Earnings, Page 7 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions, Except Per Share Data)

	Year to Date
	July 2, 2005	% of Sales	July 3, 2004 (1)	% of Sales
Net sales	$261.5	100%	$223.0	100%
Cost of sales	(127.5)	(49)%	(109.1)	(49)%

Gross profit	134.0	51%	113.9	51%
R&D expense	(8.5)	(3)%	(8.5)	(4)%
SG&A expense	(71.5)	(27)%	(53.7)	(24)%
Corporate expense	(7.8)	(3)%	(7.2)	(3)%

Earnings from operations before interest and income taxes	46.2	18%	44.5	20%

Net interest expense:
Interest income	0.8	0%	0.9	0%
Interest expense	(15.9)	(6)%	(8.9)	(4)%

Net interest expense	(15.1)	(6)%	(8.0)	(4)%

Earnings from continuing operations before income taxes	31.1	12%	36.5	16%
Income tax expense	(11.0)	(4)%	(12.7)	(5)%

Net earnings from continuing operations (1)	$20.1	8%	$23.8	11%

Shares (Basic)	29.528		28.447
Shares (Diluted)	30.013		28.797
EPS (Basic)	0.68		0.83
EPS (Diluted)	0.67		0.82

(1)	Amounts have been adjusted to exclude earnings from discontinued operations and a gain on sale of discontinued operations, as displayed below:

	Year to Date
	July 3, 2004
		Diluted EPS
Reported earnings	$39.9	$1.39

Earnings from discontinued operations, net	(0.8)	(0.04)
Gain on sale of discontinued operations, net	(15.3)	(0.53)

Net earnings from continuing operations	$23.8	$0.82

ProQuest Company Reports Q2 2005 Earnings, Page 8 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions)

	Second Quarter Ended
	July 5, 2005	% of Sales	July 3, 2004	% of Sales	Inc/(Dec)
					$	%
Net Sales

ProQuest Information and Learning:
Published Products	$35.4	37%	$30.3	43%	$5.1	17%
General Reference Products	16.1	17%	16.2	23%	(0.1)	(1)%
Traditional Products	19.2	20%	21.7	31%	(2.5)	(12)%
Classroom Products	1.4	2%	1.9	3%	(0.5)	(26)%
Voyager	23.0	24%	—	0%	23.0	NM

Total ProQuest Information and Learning	$95.1	100%	$70.1	100%	$25.0	36%

ProQuest Business Solutions:
Automotive Group	$43.0	95%	$39.8	95%	$3.2	8%
Power Equipment - Electronic	1.9	4%	2.0	4%	(0.1)	(5)%
Other	0.4	1%	0.3	1%	0.1	33%

Total ProQuest Business Solutions	$45.3	100%	$42.1	100%	$3.2	8%

Total Net Sales	$140.4	100%	$112.2	100%	$28.2	25%

EBIT (1), (3)

ProQuest Information and Learning	$19.1	14%	$13.7	12%	$5.4	39%
ProQuest Business Solutions	11.8	8%	13.0	12%	(1.2)	(9)%
Corporate / Other	(3.5)	(2)%	(3.0)	(3)%	(0.5)	(17)%

Total EBIT	$27.4	20%	$23.7	21%	$3.7	16%

EBITDA (2), (3)

ProQuest Information and Learning	$37.0	26%	$27.9	25%	9.1	33%
ProQuest Business Solutions	13.1	9%	14.7	13%	(1.6)	(11)%
Corporate / Other	(3.4)	(2)%	(2.9)	(3)%	(0.5)	(17)%

Total EBITDA	$46.7	33%	$39.7	35%	$7.0	18%

Other Data

Capital expenditures & software spending	$23.5	17%	$18.3	16%	$5.2
Debt	$551.2		$192.7

(1)	EBIT is defined as earnings from continuing operations before interest and income taxes.
(2)	EBITDA is defined as EBIT plus depreciation and amortization.
(3)	See “Reconciliation of Non-GAAP Measures”.

ProQuest Company Reports Q2 2005 Earnings, Page 9 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions)

	Year to Date
	July 5, 2005	% of Sales	July 3, 2004	% of Sales	Inc/(Dec)
					$	%
Net Sales

ProQuest Information and Learning:
Published Products	$65.6	38%	$55.7	40%	$9.9	18%
General Reference Products	31.5	18%	32.6	24%	(1.1)	(3)%
Traditional Products	41.5	24%	45.8	33%	(4.3)	(9)%
Classroom Products	4.3	3%	4.5	3%	(0.2)	(4)%
Voyager	29.0	17%	—	0%	29.0	NM

Total ProQuest Information and Learning	$171.9	100%	$138.6	100%	$33.3	24%

ProQuest Business Solutions:
Automotive Group	$85.0	95%	$79.8	95%	$5.2	7%
Power Equipment - Electronic	3.9	4%	4.0	4%	(0.1)	(3)%
Other	0.7	1%	0.6	1%	0.1	17%

Total ProQuest Business Solutions	$89.6	100%	$84.4	100%	$5.2	6%

Total Net Sales	$261.5	100%	$223.0	100%	$38.5	17%

EBIT (1), (3)

ProQuest Information and Learning	$30.6	12%	$27.7	12%	$2.9	10%
ProQuest Business Solutions	23.4	9%	24.0	11%	(0.6)	(3)%
Corporate / Other	(7.8)	(3)%	(7.2)	(3)%	(0.6)	(8)%

Total EBIT	$46.2	18%	$44.5	20%	$1.7	4%

EBITDA (2), (3)
ProQuest Information and Learning	$65.5	25%	$56.1	25%	9.4	17%
ProQuest Business Solutions	26.0	10%	27.6	12%	(1.6)	(6)%
Corporate / Other	(7.6)	(3)%	(7.1)	(3)%	(0.5)	(7)%

Total EBITDA	$83.9	32%	$76.6	34%	$7.3	10%

Other Data

Capital expenditures & software spending	$47.7	18%	$39.0	17%	$8.7

(1)	EBIT is defined as earnings from continuing operations before interest and income taxes.
(2)	EBITDA is defined as EBIT plus depreciation and amortization.
(3)	See “Reconciliation of Non-GAAP Measures”.

ProQuest Company Reports Q2 2005 Earnings, Page 10 of 12

PROQUEST COMPANY AND SUBSIDIARIES

CONDENSED BALANCE SHEETS

(In Thousands)

	July 2, 2005	January 1, 2005	July 3, 2004
ASSETS
Cash and cash equivalents	$9,692	$4,313	$2,074
Accounts receivable, net	85,559	95,279	82,261
Inventory, net	14,267	5,312	4,867
Other current assets:
Prepaid royalties	24,093	17,793	20,753
Other	38,946	32,340	35,211

Total other current assets	63,039	50,133	55,964

Total current assets	172,557	155,037	145,166

Net property, plant, equipment and product masters	219,406	199,997	191,347

Long-term receivables	9,450	8,084	5,735
Goodwill	598,986	311,279	297,457
Identifiable intangibles, net	22,587	15,379	13,567
Curriculum, net	95,231	—	—
Purchased and developed software, net	39,710	41,699	48,702
Other assets	22,867	21,454	19,274

Total assets	$1,180,794	$752,929	$721,248

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current maturities of long-term debt	$168	$5,000	$—
Accounts payable	48,710	49,364	41,157
Accrued expenses	35,557	35,303	37,202
Current portion of monetized future billings	20,635	24,331	25,198
Deferred income	59,733	100,480	82,961

Total current liabilities	164,803	214,478	186,518

Long-term debt, less current maturities	551,008	150,000	192,680
Monetized future billings, less current portion	26,542	36,197	43,432
Other liabilities	121,627	82,533	68,550

Total long-term liabilities	699,177	268,730	304,662

Total shareholders’ equity	316,814	269,721	230,068

Total liabilities and shareholders’ equity	$1,180,794	$752,929	$721,248

Note: Certain	reclassifications to the 2004 balance sheets have been made to conform to the 2005 presentation.

ProQuest Company Reports Q2 2005 Earnings, Page 11 of 12

PROQUEST COMPANY AND SUBSIDIARIES

CASH FLOW SCHEDULE

(In Thousands)

	Second Quarter Ended		Year to Date
	July 2, 2005	July 3, 2004	July 2, 2005	July 3, 2004
Operating activities:

Net earnings	$12,327	$28,411	$20,085	$39,895
Adjustments to reconcile net earnings to net cash provided by operating activities:
Gain on sale of discontinued operations	—	(15,338)	—	(15,338)
Depreciation and amortization	19,263	16,252	37,624	32,617
Deferred income taxes	5,362	6,063	5,135	10,901

Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	(10,256)	(4,043)	22,283	11,307
Inventory, net	(832)	(419)	(1,239)	(488)
Other current assets	(4,460)	(928)	(10,457)	(8,687)
Long-term receivables	(982)	(1,728)	(1,375)	(631)
Other assets	1,210	(84)	1,570	12
Accounts payable	9,482	2,649	(3,061)	(7,740)
Accrued expenses	8,085	7,787	(5,694)	(7,226)
Deferred income	(19,033)	(23,655)	(43,577)	(39,410)
Other long-term liabilities	(1,031)	4,168	(2,458)	2,922
Other, net	(746)	79	(524)	504

Net cash provided by operating activities	18,389	19,214	18,312	18,638

Investing activities:
Expenditures for property, plant, equipment, product masters, curriculum development costs and software	(23,499)	(18,313)	(47,734)	(39,057)
Acquisitions, net of cash acquired	(11,050)	(10,216)	(351,755)	(11,462)
Purchases of equity investments available for sale	(478)	(5,836)	(2,605)	(7,289)
Proceeds from disposals of equity investments available for sale	187	3,371	1,561	4,079
Expenditures associated with sales of discontinued operations	(47)	(483)	(74)	(2,850)
Proceeds from sale of discontinued operations	—	35,900	—	35,900

Net cash (used in) provided by investing activities	(34,887)	4,423	(400,607)	(20,679)

Financing activities:
Net decrease in short-term debt	(4,966)	(146)	(4,951)	(449)
Proceeds from long-term debt	262,600	89,050	892,600	233,700
Repayment of long-term debt	(223,904)	(110,620)	(491,904)	(232,020)
Checks issued in excess of funds on deposit	(1,208)	—	—	—
Principal payment under capital lease obligation	(39)	—	(66)	—
Cash paid for settlement of treasury locks	—	—	(490)	—
Debt issuance costs	—	—	(2,013)	—
Monetized future billings	(6,569)	(1,655)	(13,352)	(3,788)
Proceeds from exercise of stock options	397	1,198	8,242	2,667

Net cash provided by (used in) financing activities	26,311	(22,173)	388,066	110

Effect of exchange rate changes on cash	(121)	(32)	(392)	(18)

Increase (decrease) in cash and cash equivalents	9,692	1,432	5,379	(1,949)

Cash and cash equivalents, beginning of period	—	642	4,313	4,023

Cash and cash equivalents, end of period	$9,692	$2,074	$9,692	$2,074

ProQuest Company Reports Q2 2005 Earnings, Page 12 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(In Millions)

Reconciliations of non-GAAP measures to GAAP measures:

EBITDA & EBIT

	Second Quarter Ended July 2, 2005				Second Quarter Ended July 3, 2004
	PQIL	PQBS	Corp./Other	Total	PQIL	PQBS	Corp./Other	Total
EBITDA	$37.0	$13.1	$(3.4)	$46.7	$27.9	$14.7	$(2.9)	$39.7
Less: Depreciation & amortization	(17.9)	(1.3)	(0.1)	(19.3)	(14.2)	(1.7)	(0.1)	(16.0)

EBIT	$19.1	$11.8	$(3.5)	$27.4	$13.7	$13.0	$(3.0)	$23.7

Less: Net interest expense				(8.3)				(3.9)
Income tax expense				(6.8)				(6.9)
Earnings from discontinued operations, net				—				0.2
Gain on sale of discontinued operations, net				—				15.3

Net earnings				$12.3				$28.4

	Year to Date Ended July 2, 2005				Year to Date Ended July 3, 2004
	PQIL	PQBS	Corp./Other	Total	PQIL	PQBS	Corp./Other	Total
EBITDA	$65.5	$26.0	$(7.6)	$83.9	$56.1	$27.6	$(7.1)	$76.6
Less: Depreciation & amortization	(34.9)	(2.6)	(0.2)	(37.7)	(28.4)	(3.6)	(0.1)	(32.1)

EBIT	$30.6	$23.4	$(7.8)	$46.2	$27.7	$24.0	$(7.2)	$44.5

Less: Net interest expense				(15.1)				(8.0)
Income tax expense				(11.0)				(12.7)
Earnings from discontinued operations, net				—				0.8
Gain on sale of discontinued operations, net				—				15.3

Net earnings				$20.1				$39.9

Free cash flow

	Second Quarter Ended		Year to Date
	July 2, 2005	July 3, 2004	July 2, 2005	July 3, 2004
Net cash provided by operating activities	$18.4	$19.2	$18.3	$18.6
Expenditures for property, plant, equipment, product masters, curriculum development costs and software	(23.5)	(18.3)	(47.7)	(39.0)

Free cash flow	$(5.1)	$0.9	$(29.4)	$(20.4)